Disposal of the Discontinued Operations of the NFID Business (Tables)	12 Months Ended
Dec. 31, 2024
Disposal of the Discontinued Operations of the NFID Business [Abstract]
Schedule of Operating Result of Discontinued Operations of the NFID Business

The summarized operating result of discontinued operations of the NFID Business included in the Company’s consolidated statements of operations for the years ended December 31, 2024 and 2023 is as follows:

	For the Year
	Ended December 31,
	2024	2023
Product sales, net	$-	$-
Cost of sales	-	-
Gross loss	-	-
Total operating and other non-operating expenses	-	(69,600)
Loss from discontinued operations	$-	$(69,600)